1 7958 South Chester Street, Centennial, CO Square Feet: 167,917 United Launch Alliance Corporate Headquarters Second Quarter 2017 Supplemental Operating and Financial Data Select Income REIT Exhibit 99.2 All amounts in this report are unaudited. 2300 & 2400 Yorkmont Road, Charlotte, NC Square Feet: 284,039 Compass Group U.S. Headquarters

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 2 TABLE OF CONTENT S PAGE/EXHIBIT CORPORATE INFORMATION Company Profile 7 Investor Information 8 Research Coverage 9 FINANCIALS Key Financial Data 11 Condensed Consolidated Balance Sheets 12 Condensed Consolidated Statements of Income 13 Condensed Consolidated Statements of Cash Flows 15 Debt Summary 16 Debt Maturity Schedule 17 Leverage Ratios, Coverage Ratios and Public Debt Covenants 18 Capital Expenditures Summary 19 Property Acquisitions and Dispositions Information Since 1/1/17 20 Calculation of Property Net Operating Income (NOI) and Cash Basis NOI 21 Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI 22 Calculation of EBITDA and Adjusted EBITDA 23 Calculation of Funds from Operations (FFO) Attributed to SIR and Normalized FFO Attributed to SIR 24 Definitions of Certain Non-GAAP Financial Measures 25 PORTFOLIO INFORMATION Portfolio Summary by Property Type 27 Same Property Results of Operations 28 Leasing Summary 30 Occupancy and Leasing Analysis by Property Type 31 Tenant Diversity and Credit Characteristics 32 Tenants Representing 1% or More of Total Annualized Rental Revenue 33 Three Year Lease Expiration Schedule by Property Type 34 Portfolio Lease Expiration Schedule 35 Hawaii Land Rent Reset Summary 36 EXHIBIT Property Detail A TABLE OF CONTENTS

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 3 W ARNING CONCERNING FO RW ARD LOOKING S TA TEMENT S THIS PRESENTATION OF SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING: • THE LIKELIHOOD THAT OUR TENANTS WILL PAY RENT OR BE NEGATIVELY AFFECTED BY CYCLICAL ECONOMIC CONDITIONS, • THE LIKELIHOOD THAT OUR TENANTS WILL RENEW OR EXTEND THEIR LEASES OR THAT WE WILL BE ABLE TO OBTAIN REPLACEMENT TENANTS, • OUR ACQUISITIONS OF PROPERTIES, • OUR SALES OF PROPERTIES, • OUR ABILITY TO COMPETE FOR ACQUISITIONS AND TENANCIES EFFECTIVELY, • THE LIKELIHOOD THAT OUR RENTS MAY INCREASE WHEN RENTS ARE RESET AT OUR LEASED LANDS IN HAWAII, • OUR ABILITY TO PAY DISTRIBUTIONS TO OUR SHAREHOLDERS AND THE AMOUNT OF SUCH DISTRIBUTIONS, • THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY, • OUR POLICIES AND PLANS REGARDING INVESTMENTS, FINANCINGS AND DISPOSITIONS, • OUR ABILITY TO RAISE EQUITY OR DEBT CAPITAL, • OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT, • OUR ABILITY TO APPROPRIATELY BALANCE OUR USE OF DEBT AND EQUITY CAPITAL, • OUR CREDIT RATINGS, • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP OF THE RMR GROUP INC., OR RMR INC., • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP OF AFFILIATES INSURANCE COMPANY, OR AIC, AND FROM OUR PARTICIPATION IN INSURANCE PROGRAMS ARRANGED BY AIC, • OUR QUALIFICATION FOR TAXATION AS A REAL ESTATE INVESTMENT TRUST, OR REIT, • THE CREDIT QUALITIES OF OUR TENANTS, AND • OTHER MATTERS. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, OR FFO, ATTRIBUTED TO SELECT INCOME REIT, OR SIR, NORMALIZED FUNDS FROM OPERATIONS, OR NORMALIZED FFO, ATTRIBUTED TO SIR, NET OPERATING INCOME, OR NOI, CASH BASIS NOI, EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION, OR EBITDA, EBITDA AS ADJUSTED, OR ADJUSTED EBITDA, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO: • THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS ON US AND OUR TENANTS, • COMPETITION WITHIN THE REAL ESTATE INDUSTRY, PARTICULARLY IN THOSE MARKETS IN WHICH OUR PROPERTIES ARE LOCATED, • COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX LAWS AND SIMILAR MATTERS, • LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY FOR TAXATION AS A REIT FOR U.S. FEDERAL INCOME TAX PURPOSES, WARNING CONCERNING FORWARD LOOKING STATEMENTS

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 4 W ARNING CONCERNING FO RW ARD LOOKING S TA TEMENTS (CONTINUED ) • ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR RELATED PARTIES, INCLUDING OUR MANAGING TRUSTEES, THE RMR GROUP LLC, OR RMR LLC, RMR INC., GOVERNMENT PROPERTIES INCOME TRUST, OR GOV, AIC, AND OTHERS AFFILIATED WITH THEM, AND • ACTS OF TERRORISM, OUTBREAKS OF SO CALLED PANDEMICS OR OTHER MANMADE OR NATURAL DISASTERS BEYOND OUR CONTROL. FOR EXAMPLE: • OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO MAKE PAYMENTS OF PRINCIPAL AND INTEREST ON OUR INDEBTEDNESS DEPENDS UPON A NUMBER OF FACTORS, INCLUDING OUR FUTURE EARNINGS, THE CAPITAL COSTS WE INCUR TO LEASE OUR PROPERTIES AND OUR WORKING CAPITAL REQUIREMENTS. WE MAY BE UNABLE TO PAY OUR DEBT OBLIGATIONS OR TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS ON OUR COMMON SHARES AND FUTURE DISTRIBUTIONS MAY BE REDUCED OR ELIMINATED, • OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND LEASE THEM FOR RENTS, LESS OUR PROPERTY OPERATING COSTS, THAT EXCEED OUR CAPITAL COSTS. WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING OR LEASE TERMS FOR NEW PROPERTIES, • CONTINGENCIES IN OUR ACQUISITION AND SALE AGREEMENTS MAY NOT BE SATISFIED AND OUR PENDING ACQUISITIONS AND SALES MAY NOT OCCUR, MAY BE DELAYED OR THE TERMS OF SUCH TRANSACTIONS MAY CHANGE, • RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE BECAUSE OF CHANGING MARKET CONDITIONS OR OTHERWISE, • A SIGNIFICANT NUMBER OF OUR HAWAII PROPERTIES ARE LANDS LEASED FOR RENTS THAT ARE PERIODICALLY RESET BASED ON THEN CURRENT FAIR MARKET VALUES. REVENUES FROM OUR PROPERTIES IN HAWAII HAVE GENERALLY INCREASED DURING OUR OWNERSHIP AS THE LEASES FOR THOSE PROPERTIES HAVE BEEN RESET OR RENEWED. ALTHOUGH WE EXPECT THAT RENTS FOR OUR HAWAII PROPERTIES WILL INCREASE IN THE FUTURE, WE CANNOT BE SURE THEY WILL. FUTURE RENTS FROM THESE PROPERTIES COULD DECREASE OR NOT INCREASE TO THE EXTENT THEY HAVE IN THE PAST, • WE MAY NOT SUCCEED IN FURTHER DIVERSIFYING OUR REVENUE SOURCES AND ANY DIVERSIFICATION WE MAY ACHIEVE MAY NOT MITIGATE OUR PORTFOLIO RISKS OR IMPROVE THE SECURITY OF OUR REVENUES OR OUR OPERATING PERFORMANCE, • WE ARE CURRENTLY DEVELOPING A 35,000 SQUARE FOOT EXPANSION OF A BUILDING ON A PROPERTY WE OWN IN OKLAHOMA. WE EXPECT TO SPEND APPROXIMATELY $5.2 MILLION TO COMPLETE THIS EXPANSION, OF WHICH $2.7 MILLION REMAINED UNSPENT AS OF JUNE 30, 2017. IN ADDITION, AS OF JUNE 30, 2017, WE HAVE ESTIMATED UNSPENT LEASING RELATED OBLIGATIONS OF $24.3 MILLION WHICH EXCLUDES THE ESTIMATED EXPANSION COSTS NOTED IN THE PRECEDING SENTENCE. IT IS DIFFICULT TO ACCURATELY ESTIMATE DEVELOPMENT AND TENANT IMPROVEMENT COSTS.  THIS DEVELOPMENT PROJECT AND OUR UNSPENT LEASING RELATED OBLIGATIONS MAY COST MORE OR LESS AND MAY TAKE LONGER TO COMPLETE THAN WE CURRENTLY EXPECT, AND WE MAY INCUR INCREASING AMOUNTS FOR THESE AND SIMILAR PURPOSES IN THE FUTURE, • OUR POSSIBLE REDEVELOPMENT OF CERTAIN OF OUR HAWAII PROPERTIES MAY NOT BE REALIZED OR BE SUCCESSFUL, • THE UNEMPLOYMENT RATE OR ECONOMIC CONDITIONS IN AREAS WHERE OUR PROPERTIES ARE LOCATED MAY BECOME WORSE IN THE FUTURE. SUCH CIRCUMSTANCES OR OTHER CONDITIONS MAY REDUCE DEMAND FOR LEASING OFFICE AND INDUSTRIAL SPACE. IF THE DEMAND FOR LEASING OFFICE AND INDUSTRIAL SPACE IS REDUCED, WE MAY BE UNABLE TO RENEW LEASES WITH OUR TENANTS AS LEASES EXPIRE OR ENTER INTO NEW LEASES AT RENTAL RATES AS HIGH AS EXPIRING RATES, AND OUR FINANCIAL RESULTS MAY DECLINE, • OUR BELIEF THAT THERE IS A LIKELIHOOD THAT TENANTS MAY RENEW OR EXTEND OUR LEASES WHEN THEY EXPIRE WHENEVER THEY HAVE MADE SIGNIFICANT INVESTMENTS IN THE LEASED PROPERTIES, OR BECAUSE THOSE PROPERTIES MAY BE OF STRATEGIC IMPORTANCE TO THEM, MAY NOT BE REALIZED, • SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO OBTAIN NEW TENANTS TO MAINTAIN OR INCREASE THE HISTORICAL OCCUPANCY RATES OF, OR RENTS FROM, OUR PROPERTIES, • WE MAY INCUR SIGNIFICANT COSTS TO PREPARE A PROPERTY FOR A TENANT, PARTICULARLY FOR SINGLE TENANT PROPERTIES, • A TENANT OF TWO OF OUR PROPERTIES HAS FILED FOR BANKRUPTCY AND REJECTED ITS TWO LEASES WITH US. ALTHOUGH WE HOLD A SECURITY DEPOSIT OF $3.7 MILLION FROM THIS TENANT, OUR ABILITY TO APPLY THAT SECURITY DEPOSIT MAY BE SUBJECT TO BANKRUPTCY COURT APPROVAL. IN ADDITION, WE WOULD NOT RECEIVE ANY ADDITIONAL CASH PAYMENT WHEN WE APPLY THE SECURITY DEPOSIT. ALTHOUGH THE SUBTENANT AT ONE OF THE TWO PROPERTIES CONTINUES TO PAY RENT TO US IN AN AMOUNT EQUAL TO THE RENT UNDER THE FORMER TENANT'S LEASE, THE SUBTENANT HAS CERTAIN RIGHTS TO TERMINATE ITS SUBLEASE, INCLUDING UPON ONE YEAR'S WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED)

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 5 W ARNING CONCERNING FO RW ARD LOOKING S TA TEMENTS (CONTINUED ) ADVANCE NOTICE. WE ARE IN DISCUSSIONS WITH THIS SUBTENANT TO CONVERT ITS SUBLEASE TO A DIRECT LEASE WITH US. WE CAN PROVIDE NO ASSURANCE THAT WE WILL BE SUCCESSFUL IN REACHING AGREEMENT WITH THIS SUBTENANT OR THAT THE TERMS OF ANY AGREEMENT WITH THE SUBTENANT WILL BE SIMILAR TO THE TERMS OF THE REJECTED LEASE WITH THE BANKRUPT FORMER TENANT, INCLUDING THE AMOUNT OF RENT UNDER ANY SUCH AGREEMENT, • CONTINUED AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY IS SUBJECT TO OUR SATISFYING CERTAIN FINANCIAL COVENANTS AND OTHER CREDIT FACILITY CONDITIONS THAT WE MAY BE UNABLE TO SATISFY, • ACTUAL COSTS UNDER OUR REVOLVING CREDIT FACILITY OR OTHER FLOATING RATE CREDIT FACILITIES WILL BE HIGHER THAN LIBOR PLUS A PREMIUM BECAUSE OF FEES AND EXPENSES ASSOCIATED WITH SUCH FACILITIES, • WE MAY BE UNABLE TO REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE, • THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY AND TERM LOAN MAY BE INCREASED TO UP TO $2.2 BILLION ON A COMBINED BASIS IN CERTAIN CIRCUMSTANCES; HOWEVER, INCREASING THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY AND TERM LOAN IS SUBJECT TO OUR OBTAINING ADDITIONAL COMMITMENTS FROM LENDERS, WHICH MAY NOT OCCUR, • WE HAVE THE OPTION TO EXTEND THE MATURITY DATE OF OUR REVOLVING CREDIT FACILITY UPON PAYMENT OF A FEE AND MEETING OTHER CONDITIONS; HOWEVER, THE APPLICABLE CONDITIONS MAY NOT BE MET, • WE RECEIVED AN ASSESSMENT FROM THE STATE OF WASHINGTON FOR REAL ESTATE EXCISE TAX, INTEREST AND PENALTIES OF $2.8 MILLION ON CERTAIN PROPERTIES WE ACQUIRED IN CONNECTION WITH OUR ACQUISITION OF COLE CORPORATE INCOME TRUST, INC. IN JANUARY 2015. ALTHOUGH WE BELIEVE WE ARE NOT LIABLE FOR THIS TAX AND ARE DISPUTING THIS ASSESSMENT, WE MAY NOT SUCCEED IN HAVING ALL OR ANY PART OF THIS ASSESSMENT NULLIFIED, • THE BUSINESS AND PROPERTY MANAGEMENT AGREEMENTS BETWEEN US AND RMR LLC HAVE CONTINUING 20 YEAR TERMS. HOWEVER, THOSE AGREEMENTS PERMIT EARLY TERMINATION IN CERTAIN CIRCUMSTANCES. ACCORDINGLY, WE CANNOT BE SURE THAT THESE AGREEMENTS WILL REMAIN IN EFFECT FOR CONTINUING 20 YEAR TERMS, • WE BELIEVE THAT OUR RELATIONSHIPS WITH OUR RELATED PARTIES, INCLUDING RMR LLC, RMR INC., GOV, AIC AND OTHERS AFFILIATED WITH THEM MAY BENEFIT US AND PROVIDE US WITH COMPETITIVE ADVANTAGES IN OPERATING AND GROWING OUR BUSINESS. HOWEVER, THE ADVANTAGES WE BELIEVE WE MAY REALIZE FROM THESE RELATIONSHIPS MAY NOT MATERIALIZE, AND • THE PREMIUMS USED TO DETERMINE THE INTEREST RATE PAYABLE ON OUR REVOLVING CREDIT FACILITY AND TERM LOAN AND THE FACILITY FEE PAYABLE ON OUR REVOLVING CREDIT FACILITY ARE BASED ON OUR CREDIT RATINGS. FUTURE CHANGES IN OUR CREDIT RATINGS MAY CAUSE THE INTEREST AND FEES WE PAY TO INCREASE. CURRENTLY UNEXPECTED RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS ACTS OF TERRORISM, NATURAL DISASTERS, CHANGES IN OUR TENANTS’ FINANCIAL CONDITIONS, THE MARKET DEMAND FOR LEASED SPACE OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY. THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER THE CAPTION "RISK FACTORS" IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS. EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED)

6 CORPORATE INFORMATION 6

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 7 COM PAN Y PROFIL E Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (t) (617) 796-8303 (f) (617) 796-8335 Stock Exchange Listing: Nasdaq Trading Symbol: Common Shares: SIR Issuer Ratings: Moody’s: Baa2 Standard & Poor’s: BBB- The Company: Select Income REIT, or SIR, we, our or us, is a real estate investment trust, or REIT, which owns properties that are primarily leased to single tenants. As of June 30, 2017, we owned 364 buildings with approximately 45.2 million rentable square feet located in 35 states, including 229 buildings, leasable land parcels and easements with approximately 17.8 million square feet which are primarily leasable industrial and commercial lands located in Hawaii. We have been investment grade rated since 2014, and we are included in the Russell 2000® Index and the MSCI US REIT Index. COMPANY PROFILE Management: SIR is managed by The RMR Group LLC, the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to four publicly owned REITs and three real estate related operating businesses. In addition to managing SIR, RMR manages Hospitality Properties Trust, a REIT that owns hotels and travel centers, Senior Housing Properties Trust, a REIT that primarily owns healthcare, senior living and medical office buildings, and Government Properties Income Trust, a REIT that primarily owns properties leased to the U.S. and state governments. RMR also provides management services to TravelCenters of America LLC, a publicly traded operator of travel centers along the U.S. Interstate Highway System, convenience stores and restaurants, Five Star Senior Living Inc., a publicly traded operator of senior living communities, and Sonesta International Hotels Corporation, a privately owned franchisor and operator of hotels and cruise ships. RMR also manages publicly traded securities of real estate companies and private commercial real estate debt funds through wholly owned SEC registered investment advisory subsidiaries. As of June 30, 2017, RMR had $27.9 billion of real estate assets under management and the combined RMR managed companies had approximately $11 billion of annual revenues, over 1,400 properties and approximately 53,000 employees. We believe that being managed by RMR is a competitive advantage for SIR because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services. (1) Includes 229 buildings, leasable land parcels and easements with approximately 17.8 million square feet which are primarily leasable industrial and commercial lands located in Hawaii. (2) See page 24 for the calculation of FFO attributed to SIR and Normalized FFO attributed to SIR and a reconciliation of net income attributed to SIR determined in accordance with U.S. generally accepted accounting principles, or GAAP, to those amounts. Key Data (as of 6/30/2017): (dollars and sq. ft. in 000s) Total buildings (1) 364 Total sq. ft. 45,186 Percent leased 95.9% Q2 2017 total revenue $ 115,870 Q2 2017 net income attributed to SIR $ 26,661 Q2 2017 Normalized FFO attributed to SIR (2) $ 62,127

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 8 INVES TOR INFORM ATIO N INVESTOR INFORMATION Board of Trustees Donna D. Fraiche William A. Lamkin Jeffrey P. Somers Independent Trustee Independent Trustee Independent Trustee Adam D. Portnoy Barry M. Portnoy Managing Trustee Managing Trustee Senior Management David M. Blackman John C. Popeo President and Chief Operating Officer Chief Financial Officer and Treasurer Contact Information Investor Relations Inquiries Select Income REIT Financial inquiries should be directed to John C. Popeo, Two Newton Place Chief Financial Officer and Treasurer, at (617) 796-8303 255 Washington Street, Suite 300 or jpopeo@sirreit.com. Newton, MA 02458-1634 (t) (617) 796-8303 Investor and media inquiries should be directed to (f) (617) 796-8335 Christopher Ranjitkar, Director, Investor Relations, (e-mail) info@sirreit.com at (617) 796-8320 or cranjitkar@sirreit.com.

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 9 RESEARCH COVERAG E RESEARCH COVERAGE Equity Research Coverage Bank of America / Merrill Lynch James Feldman (646) 855-5808 james.feldman@baml.com FBR Capital Markets & Co. Bryan Maher (646) 885-5423 bmaher@fbr.com JMP Securities Mitch Germain (212) 906-3546 mgermain@jmpsecurities.com Morgan Stanley Vikram Malhotra (212) 761-7064 vikram.malhotra@morganstanley.com RBC Capital Markets Michael Carroll (440) 715-2649 michael.carroll@rbccm.com SIR is followed by the analysts and its credit is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding SIR’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SIR or its management. SIR does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies. Rating Agencies Moody’s Investors Service Griselda Bisono (212) 553-4985 griselda.bisono@moodys.com Standard & Poor’s Michael Souers (212) 438-2508 michael.souers@standardandpoors.com

10 FINANCIALS 10 45101 Warp Drive, Sterling, VA Square Feet: 337,228 Orbital ATK (NYSE: OA) Corporate Headquarters

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 11 KE Y FINANCIA L D AT A KEY FINANCIAL DATA (dollars in thousands, except per share data) As of and For the Three Months Ended 6/30/2017 3/31/2017 12/31/2016 9/30/2016 6/30/2016 Selected Balance Sheet Data: Total gross assets (1) $ 4,949,024 $ 4,876,465 $ 4,882,310 $ 4,880,238 $ 4,853,401 Total assets $ 4,673,590 $ 4,614,065 $ 4,639,682 $ 4,657,256 $ 4,649,793 Total liabilities $ 2,642,336 $ 2,562,862 $ 2,565,720 $ 2,565,322 $ 2,553,157 Total shareholders' equity $ 2,031,254 $ 2,051,203 $ 2,073,962 $ 2,091,934 $ 2,096,636 Selected Income Statement Data: Total revenues $ 115,870 $ 116,294 $ 114,835 $ 115,036 $ 114,904 Net income $ 26,661 $ 6,728 $ 24,222 $ 28,568 $ 30,752 NOI (2) $ 91,511 $ 92,584 $ 90,551 $ 89,887 $ 91,747 Adjusted EBITDA (3) $ 85,534 $ 73,797 $ 84,444 $ 83,322 $ 85,472 FFO attributed to SIR (4) $ 61,207 $ 40,468 $ 63,228 $ 61,934 $ 64,157 Normalized FFO attributed to SIR (4) $ 62,127 $ 52,361 $ 63,463 $ 61,947 $ 64,157 Per Common Share Data: Net income attributed to SIR - basic and diluted $ 0.30 $ 0.08 $ 0.27 $ 0.32 $ 0.34 FFO attributed to SIR - basic (4) $ 0.69 $ 0.45 $ 0.71 $ 0.69 $ 0.72 FFO attributed to SIR - diluted (4) $ 0.68 $ 0.45 $ 0.71 $ 0.69 $ 0.72 Normalized FFO attributed to SIR - basic and diluted (4) $ 0.70 $ 0.59 (5) $ 0.71 $ 0.69 $ 0.72 Dividends: Annualized dividends paid per share $ 2.04 $ 2.04 $ 2.04 $ 2.04 $ 2.00 Annualized dividend yield (at end of period) (6) 8.5% 7.9% 8.1% 7.6% 7.7% Normalized FFO payout ratio (4) 72.9% 86.4% (5) 71.8% 73.9% 69.4% (1) Total gross assets is total assets plus accumulated depreciation. (2) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount. (3) See page 23 for the calculation of Adjusted EBITDA and a reconciliation of net income determined in accordance with GAAP to that amount. (4) See page 24 for the calculation of FFO attributed to SIR and Normalized FFO attributed to SIR and a reconciliation of net income attributed to SIR determined in accordance with GAAP to those amounts. (5) Excluding the non-cash write-off of straight line rents receivable of $12,517 recorded during the three months ended March 31, 2017, Normalized FFO attributed to SIR would have been $0.73 per common share and the Normalized FFO payout ratio would have been 69.9%. (6) Annualized dividend yield is the annualized dividend paid during the period divided by the closing price of our common shares at the end of the period.

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 12 CONDENSED CONSOLID ATED BALANCE SHEET S CONDENSED CONSOLIDATED BALANCE SHEETS June 30, December 31, 2017 2016 ASSETS Real estate properties: Land $ 1,035,579 $ 1,038,686 Buildings and improvements 3,132,584 3,103,734 4,168,163 4,142,420 Accumulated depreciation (275,434) (242,628) 3,892,729 3,899,792 Properties held for sale 23,089 — Acquired real estate leases, net 496,792 506,298 Cash and cash equivalents 21,683 22,127 Restricted cash 69 44 Rents receivable, including straight line rents of $111,821 and $117,008, respectively, net of allowance for doubtful accounts of $895 and $873, respectively 114,430 124,089 Deferred leasing costs, net 11,380 10,051 Other assets, net 113,418 77,281 Total assets $ 4,673,590 $ 4,639,682 LIABILITIES AND SHAREHOLDERS' EQUITY Unsecured revolving credit facility $ 67,000 $ 327,000 Unsecured term loan, net 348,622 348,373 Senior unsecured notes, net 1,774,769 1,430,300 Mortgage notes payable, net 245,235 245,643 Accounts payable and other liabilities 95,353 101,605 Assumed real estate lease obligations, net 73,200 77,622 Rents collected in advance 16,436 18,815 Security deposits 8,332 11,887 Due to related persons 13,389 4,475 Total liabilities 2,642,336 2,565,720 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $.01 par value: 125,000,000 shares authorized; 89,442,647 and 89,427,869 shares issued and outstanding, respectively 894 894 Additional paid in capital 2,180,054 2,179,669 Cumulative net income 474,696 441,307 Cumulative other comprehensive income 35,206 20,472 Cumulative common distributions (659,596) (568,380) Total shareholders' equity 2,031,254 2,073,962 Total liabilities and shareholders' equity $ 4,673,590 $ 4,639,682 (dollars in thousands, except per share data)

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 13 CONDENSED CONSOLID ATED S TA TEMENTS OF INCOM E CONDENSED CONSOLIDATED STATEMENTS OF INCOME For the Three Months Ended June 30, For the Six Months Ended June 30, 2017 2016 2017 2016 Revenues: Rental income $ 97,041 $ 96,615 $ 194,385 $ 194,475 Tenant reimbursements and other income 18,829 18,289 37,779 37,661 Total revenues 115,870 114,904 232,164 232,136 Expenses: Real estate taxes 10,836 10,522 21,679 20,810 Other operating expenses 13,523 12,635 26,390 25,593 Depreciation and amortization 34,317 33,405 68,057 66,874 Acquisition related costs — — — 58 General and administrative (1) 8,181 7,374 23,069 14,350 Write-off of straight line rents receivable, net (2) — — 12,517 — Loss on asset impairment (2) — — 4,047 — Loss on impairment of real estate assets 229 — 229 — Total expenses 67,086 63,936 155,988 127,685 Operating income 48,784 50,968 76,176 104,451 Dividend income 396 475 793 475 Interest expense (including net amortization of debt issuance costs, premiums and discounts of $1,568, $1,376, $2,972 and $2,750, respectively) (22,808) (20,584) (43,895) (41,193) Income before income tax expense and equity in earnings of an investee 26,372 30,859 33,074 63,733 Income tax expense (85) (124) (187) (263) Equity in earnings of an investee 374 17 502 94 Net income 26,661 30,752 33,389 63,564 Net income allocated to noncontrolling interest — — — (33) Net income attributed to SIR $ 26,661 $ 30,752 $ 33,389 $ 63,531 Weighted average common shares outstanding - basic 89,338 89,292 89,334 89,289 Weighted average common shares outstanding - diluted 89,362 89,315 89,356 89,306 Net income attributed to SIR per common share - basic and diluted $ 0.30 $ 0.34 $ 0.37 $ 0.71 Additional Data: General and administrative expenses / total revenues 7.1% 6.4% 9.9% 6.2% General and administrative expenses / total assets (at end of period) 0.2% 0.2% 0.5% 0.3% Non-cash straight line rent adjustments included in rental income (3) $ 5,389 $ 6,269 $ 10,780 $ 12,571 Lease value amortization included in rental income (3) $ 527 $ 419 $ 961 $ 855 Lease termination fees included in rental income (3) $ 101 $ — $ 101 $ — Non-cash amortization included in other operating expenses (4) $ 213 $ 213 $ 426 $ 426 Non-cash amortization included in general and administrative expenses (4) $ 344 $ 344 $ 689 $ 689 (dollars in thousands, except per share data)

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 14 CONDENSED CONSOLID ATED S TA TEMENTS OF INCOME (CONTINUED ) CONDENSED CONSOLIDATED STATEMENTS OF INCOME (CONTINUED) (dollars in thousands, except per share data) (1) General and administrative expenses include estimated business management incentive fee expense of $920 for the three months ended June 30, 2017 and $8,766 for the six months ended June 30, 2017. (2) In March 2017, one of our tenants filed for bankruptcy and rejected two leases with us; one for a property located in Huntsville, AL with approximately 1.4 million rentable square feet and an original lease term until August 2032; and one for a property in Hanover, PA with approximately 502,000 rentable square feet and an original lease term until September 2028. The Huntsville, AL property is occupied by a subtenant that continues to pay rent to us in an amount equal to the rent under the rejected lease. The sublease term runs concurrently with the former tenant’s original lease term, subject to certain termination rights by the subtenant. We expect that the lost rents plus carrying costs, such as real estate taxes, insurance, security and other operating costs, from a fully vacant Hanover, PA property may total approximately $3,800 per year. We are holding a security deposit of $3,739 from the tenant with respect to the Hanover, PA property, which we expect to retain and, therefore, have offset the amount of the security deposit against our lease rejection damages. During the three months ended March 31, 2017, we recorded a non-cash charge of $12,517 to write off straight line rents receivable (net of the $3,739 security deposit) related to leases with the former tenant at both properties plus an impairment charge of $4,047 related to the write-off of lease intangibles related to the property located in Hanover, PA. (3) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. (4) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fees and property management fees, which are included in general and administrative and other operating expenses, respectively.

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 15 CONDENSED CONSOLID ATED S TA TEMENTS OF CASH FLOW S CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS For the Six Months Ended June 30, 2017 2016 CASH FLOWS FROM OPERATING ACTIVITIES: Net income $ 33,389 $ 63,564 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation 39,927 38,931 Net amortization of debt issuance costs, premiums and discounts 2,972 2,750 Amortization of acquired real estate leases and assumed real estate lease obligations 26,520 26,510 Amortization of deferred leasing costs 792 676 Write-off of straight line rents and provision for losses on rents receivable 12,564 150 Straight line rental income (10,780) (12,571) Impairment losses 4,276 — Other non-cash expenses, net (359) (236) Equity in earnings of an investee (502) (94) Change in assets and liabilities: Restricted cash (25) 1,127 Rents receivable 4,136 1,443 Deferred leasing costs (2,005) (3,408) Other assets (270) 1,233 Accounts payable and other liabilities (2,873) (3,973) Rents collected in advance (2,379) (1,976) Security deposits 184 (21) Due to related persons 8,914 564 Net cash provided by operating activities 114,481 114,669 CASH FLOWS FROM INVESTING ACTIVITIES: Real estate acquisitions and deposits (80,205) (1,000) Real estate improvements (8,177) (4,255) Net cash used in investing activities (88,382) (5,255) CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from issuance of senior unsecured notes, after discounts 345,394 — Proceeds from borrowings 145,000 65,000 Payments of borrowings (422,534) (88,127) Payment of debt issuance costs (3,187) — Distributions to common shareholders (91,216) (89,374) Purchase of noncontrolling interest — (3,908) Distributions to noncontrolling interest — (66) Net cash used in financing activities (26,543) (116,475) Decrease in cash and cash equivalents (444) (7,061) Cash and cash equivalents at beginning of period 22,127 17,876 Cash and cash equivalents at end of period $ 21,683 $ 10,815 (dollars in thousands) SUPPLEMENTAL DISCLOSURES: Interest paid $ 39,359 $ 38,408 Income taxes paid $ 373 $ 391

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 16 DEBT SUMMA RY DEBT SUMMARY (dollars in thousands) Coupon Interest Principal Maturity Due at Years to Rate (1) Rate (2) Balance (3) Date Maturity Maturity As of June 30, 2017: Unsecured Floating Rate Debt: Revolving credit facility (LIBOR + 105 bps) (4) (6) 2.238% 2.238% $ 67,000 3/29/2019 $ 67,000 1.7 Term loan (LIBOR + 115 bps) (5) (6) 2.201% 2.201% 350,000 3/31/2020 350,000 2.8 Subtotal / weighted average unsecured floating rate debt 2.207% 2.207% 417,000 417,000 2.6 Unsecured Fixed Rate Debt: Senior notes due 2018 2.850% 2.985% 350,000 2/1/2018 350,000 0.6 Senior notes due 2020 3.600% 3.775% 400,000 2/1/2020 400,000 2.6 Senior notes due 2022 4.150% 4.360% 300,000 2/1/2022 300,000 4.6 Senior notes due 2024 4.250% 4.471% 350,000 5/15/2024 350,000 6.9 Senior notes due 2025 4.500% 4.755% 400,000 2/1/2025 400,000 7.6 Subtotal / weighted average unsecured fixed rate debt 3.872% 4.072% 1,800,000 1,800,000 4.5 Secured Fixed Rate Debt: One property (two buildings) in Carlsbad, CA (7) 5.950% 4.200% 17,361 9/1/2017 17,314 0.2 One property (one building) in Harvey, IL 4.500% 3.280% 1,968 6/1/2019 1,902 1.9 One property (one building) in Columbus, OH 4.500% 3.280% 2,361 6/1/2019 2,282 1.9 One property (one building) in Ankeny, IA 3.870% 3.380% 12,360 7/19/2020 12,360 3.1 One property (one building) in Philadelphia, PA (8) 3.227% 4.160% 41,000 8/3/2020 39,635 3.1 One property (one building) in Chester, VA 3.990% 3.480% 48,750 11/1/2020 48,750 3.3 One property (three buildings) in Seattle, WA 3.550% 3.790% 71,000 5/1/2023 71,000 5.8 One property (one building) in Chicago, IL 3.700% 3.590% 50,000 6/1/2023 50,000 5.9 Subtotal / weighted average secured fixed rate debt 3.817% 3.749% 244,800 243,243 4.3 Total / weighted average debt 3.585% 3.724% $ 2,461,800 $ 2,460,243 4.2 (1) Reflects the interest rate stated in, or determined pursuant to, the contract terms. (2) Includes the effect of interest rate protection and mark to market accounting for certain mortgages and discounts on senior unsecured notes. Excludes upfront transaction costs. (3) Principal balance excludes unamortized premiums, discounts and certain issuance costs related to these debts. Total debt outstanding as of June 30, 2017, net of unamortized premiums, discounts and certain issuance costs totaling $26,174, was $2,435,626. (4) We have a $750,000 revolving credit facility which has a maturity date of March 29, 2019, interest payable on borrowings of LIBOR plus 105 basis points and a facility fee of 20 basis points. Both the interest rate premium and the facility fee for our revolving credit facility are subject to adjustment based on changes to our credit ratings. Upon the payment of an extension fee and meeting other conditions, we have the option to extend the maturity date to March 29, 2020. Principal balance represents the amount outstanding on our $750,000 revolving credit facility at June 30, 2017. Interest rate is as of June 30, 2017 and excludes the 20 basis points facility fee. (5) We have a $350,000 term loan with a maturity date of March 31, 2020 and an interest rate on the amount outstanding of LIBOR plus 115 basis points. The interest rate premium for our term loan is subject to adjustment based on changes to our credit ratings. Principal balance represents the amount outstanding on our $350,000 term loan at June 30, 2017. Interest rate is as of June 30, 2017. (6) The maximum borrowing availability under our revolving credit facility and term loan, combined, may be increased to up to $2,200,000 in certain circumstances. (7) This mortgage note was repaid at par on July 3, 2017. (8) Interest is payable at a rate equal to LIBOR plus a premium. The interest charge has been fixed by a cash flow hedge which sets the interest rate at approximately 4.16% until August 3, 2020, which is the maturity date of the mortgage note. Coupon rate is as of June 30, 2017.

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 17 DEBT M ATURIT Y SCHEDUL E DEBT MATURITY SCHEDULE (dollars in thousands) Scheduled Principal Payments As of June 30, 2017 Unsecured Unsecured Secured Floating Fixed Fixed Year Rate Debt Rate Debt Rate Debt Total (3) 7/1/2017 - 12/31/2017 $ — $ — $ 17,398 $ 17,398 2018 — 350,000 304 350,304 2019 67,000 (1) — 4,926 71,926 2020 350,000 (2) 400,000 101,172 851,172 2021 — — — — 2022 — 300,000 — 300,000 2023 — — 121,000 121,000 2024 — 350,000 — 350,000 2025 — 400,000 — 400,000 Total $ 417,000 $ 1,800,000 $ 244,800 $ 2,461,800 Percent 16.9% 73.1% 10.0% 100.0% (1) Represents the amount outstanding on our $750,000 revolving credit facility at June 30, 2017. We have a $750,000 revolving credit facility which has a maturity date of March 29, 2019, interest payable on borrowings of LIBOR plus 105 basis points and a facility fee of 20 basis points. Both the interest rate premium and the facility fee for our revolving credit facility are subject to adjustment based on changes to our credit ratings. Upon the payment of an extension fee and meeting other conditions, we have the option to extend the maturity date to March 29, 2020. (2) Represents the amount outstanding on our $350,000 term loan at June 30, 2017. We have a $350,000 term loan with a maturity date of March 31, 2020 and an interest rate on the amount outstanding of LIBOR plus 115 basis points. The interest rate premium for our term loan is subject to adjustment based on changes to our credit ratings. (3) Total debt outstanding as of June 30, 2017, net of unamortized premiums, discounts and certain issuance costs totaling $26,174, was $2,435,626.

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 18 LEVERAGE R ATIOS, COVERAGE R ATIOS AND PUBLIC DEBT COVENANT S LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS As of and For the Three Months Ended 6/30/2017 3/31/2017 12/31/2016 9/30/2016 6/30/2016 Leverage Ratios: Total debt (book value) (1) / total gross assets (2) 49.2% 48.5% 48.2% 48.4% 48.3% Total debt (book value) (1) / gross book value of real estate assets (3) 50.6% 49.9% 49.6% 49.9% 49.6% Total debt (book value) (1) / total market capitalization (4) 53.1% 50.7% 51.1% 49.5% 50.2% Secured debt (book value) (1) / total assets 5.2% 5.3% 5.3% 6.1% 6.2% Variable rate debt (book value) (1) / total debt (book value) (1) 17.1% 29.2% 28.7% 29.0% 28.5% Coverage Ratios: Adjusted EBITDA (5) / interest expense 3.8x 3.5x (6) 4.1x 4.0x 4.2x Total debt (book value) (1) / annualized Adjusted EBITDA (5) 7.1x 8.0x (6) 7.0x 7.1x 6.9x Public Debt Covenants: Total debt / adjusted total assets (7) (maximum 60%) 49.9% 49.3% 49.2% 49.6% 49.7% Secured debt / adjusted total assets (7) (maximum 40%) 5.0% 5.1% 5.1% 5.9% 6.0% Consolidated income available for debt service (8) / annual debt service (minimum 1.50x) 3.7x 4.1x 4.4x 4.5x 4.5x Total unencumbered assets (7) / unsecured debt (minimum 150%) 201.0% 203.7% 203.9% 202.5% 202.4% (1) Debt amounts are net of unamortized premiums, discounts and certain issuance costs. (2) Total gross assets is total assets plus accumulated depreciation. (3) Gross book value of real estate assets is real estate properties at cost, plus certain acquisition costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. (4) Total market capitalization is total debt plus the market value of our common shares at the end of each period. (5) See page 23 for the calculation of Adjusted EBITDA and for a reconciliation of net income determined in accordance with GAAP to that amount. (6) Excluding the non-cash write-off of straight line rents receivable of $12.5 million recorded during the three months ended March 31, 2017, the ratios of Adjusted EBITDA to interest expense and total debt (book value) to annualized Adjusted EBITDA would have been 4.1x and 6.9x, respectively. (7) Adjusted total assets and total unencumbered assets include original cost of real estate assets calculated in accordance with GAAP and exclude depreciation and amortization, accounts receivable, other intangible assets and impairment writedowns, if any. (8) Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, impairment losses and gains and losses on acquisitions and sales of assets and early extinguishment of debt, if any, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 19 CAPI TA L EXPENDITURES SUMMA RY CAPITAL EXPENDITURES SUMMARY (dollars in thousands) For the Three Months Ended 6/30/2017 3/31/2017 12/31/2016 9/30/2016 6/30/2016 Tenant improvements (1) $ 61 $ 328 $ 3,046 $ 1,343 $ 902 Leasing costs (2) 630 1,402 627 227 121 Building improvements (3) 1,209 694 946 561 1,021 Recurring capital expenditures 1,900 2,424 4,619 2,131 2,044 Development, redevelopment and other activities (4) 2,451 721 1,274 613 1,187 Total capital expenditures $ 4,351 $ 3,145 $ 5,893 $ 2,744 $ 3,231 (1) Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space. (2) Leasing costs include leasing related costs, such as brokerage commissions, legal costs and tenant inducements. (3) Building improvements generally include (i) expenditures to replace obsolete building components and (ii) expenditures that extend the useful life of existing assets. (4) Development, redevelopment and other activities generally include (i) capital expenditures that are identified at the time of a property acquisition and incurred within a short time period after acquiring the property and (ii) capital expenditure projects that reposition a property or result in new sources of revenues.

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 20 PROPERT Y ACQUISITIONS AND DISPOSITIONS INFORM ATION SINCE 1/1/17 PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE 1/1/17 (sq. ft. and dollars in thousands) Acquisitions(1): Dispositions: SIR has not disposed of any properties since January 1, 2017. (1) In January 2017, we also acquired a land parcel adjacent to one of our properties located in McAlester, OK for $226, excluding acquisition related costs, in order to expand the building for the existing tenant. (2) Represents the gross purchase price, excluding acquisition related costs, purchase price allocations and assumed mortgage debt, if any. (3) Represents the ratio of (x) annual straight line rental income, excluding the impact of above and below market lease amortization, based on existing leases as of the date of acquisition, less estimated annual property operating expenses as of the date of acquisition, excluding depreciation and amortization expense, to (y) the acquisition purchase price, including the principal amount of any assumed debt and excluding acquisition related costs. (4) Average remaining lease term in years is weighted based on rental revenues as of the date acquired. (5) Percent leased is as of the date acquired. Weighted Average Purchase Remaining Date Number of Number of Purchase Price (2) / Cap Lease Term Percent Acquired Location Properties Buildings Sq. Ft. Price (2) Sq. Ft. Rate (3) in Years (4) Leased (5) Tenant 4/28/2017 Norfolk, VA 1 1 289 $ 55,108 $ 191 7.8% 10.2 100% Automatic Data Processing, Inc. 5/12/2017 Houston, TX 1 1 84 20,300 242 7.9% 10.6 100% Lyondell Chemical Company 7/19/2017 Indianapolis, IN 1 2 275 41,050 149 10.0% 10.0 100% Interactive Intelligence Group, Inc. Total / Weighted Average 3 4 648 $ 116,458 $ 180 8.6% 10.2 100%

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 21 CALCUL ATION OF PROPERT Y NET OPER ATING INCOME (NOI) AND CASH BASIS NO I CALCULATION OF PROPERTY NET OPERATING INCOME (NOI) AND CASH BASIS NOI (1) (dollars in thousands) (1) See Definitions of Certain Non-GAAP Financial Measures on page 25 for the definitions of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (2) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. (3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees, which are included in other operating expenses. (4) During the three months ended March 31, 2017, we recorded a $12,517 non-cash write-off of straight line rents receivable related to leases associated with a tenant bankruptcy at two properties located in Huntsville, AL and Hanover, PA and a $4,047 loss on asset impairment for unamortized lease intangibles related to a lease associated with this tenant bankruptcy at the property located in Hanover, PA. For the Three Months Ended For the Six Months Ended 6/30/2017 3/31/2017 12/31/2016 9/30/2016 6/30/2016 6/30/2017 6/30/2016 Calculation of NOI and Cash Basis NOI: Rental income $ 97,041 $ 97,344 $ 96,503 $ 96,037 $ 96,615 $ 194,385 $ 194,475 Tenant reimbursements and other income 18,829 18,950 18,332 18,999 18,289 37,779 37,661 Real estate taxes (10,836) (10,843) (11,314) (10,755) (10,522) (21,679) (20,810) Other operating expenses (13,523) (12,867) (12,970) (14,394) (12,635) (26,390) (25,593) NOI 91,511 92,584 90,551 89,887 91,747 184,095 185,733 Non-cash straight line rent adjustments included in rental income (2) (5,389) (5,391) (5,690) (6,483) (6,269) (10,780) (12,571) Lease value amortization included in rental income (2) (527) (434) (434) (443) (419) (961) (855) Lease termination fees included in rental income (2) (101) — — — — (101) — Non-cash amortization included in other operating expenses (3) (213) (213) (213) (213) (213) (426) (426) Cash Basis NOI $ 85,281 $ 86,546 $ 84,214 $ 82,748 $ 84,846 $ 171,827 $ 171,881 Reconciliation of Net Income to NOI and Cash Basis NOI: Net income $ 26,661 $ 6,728 $ 24,222 $ 28,568 $ 30,752 $ 33,389 $ 63,564 Equity in earnings of an investee (374) (128) (30) (13) (17) (502) (94) Income tax expense 85 102 78 107 124 187 263 Income before income tax expense and equity in earnings of an investee 26,372 6,702 24,270 28,662 30,859 33,074 63,733 Interest expense 22,808 21,087 20,737 20,690 20,584 43,895 41,193 Dividend income (396) (397) (396) (397) (475) (793) (475) Operating income 48,784 27,392 44,611 48,955 50,968 76,176 104,451 Loss on impairment of real estate assets 229 — 5,484 — — 229 — Loss on asset impairment (4) — 4,047 — — — 4,047 — Write-off of straight line rents receivable, net (4) — 12,517 — — — 12,517 — General and administrative 8,181 14,888 6,699 7,553 7,374 23,069 14,350 Acquisition related costs — — 235 13 — — 58 Depreciation and amortization 34,317 33,740 33,522 33,366 33,405 68,057 66,874 NOI 91,511 92,584 90,551 89,887 91,747 184,095 185,733 Non-cash straight line rent adjustments included in rental income (2) (5,389) (5,391) (5,690) (6,483) (6,269) (10,780) (12,571) Lease value amortization included in rental income (2) (527) (434) (434) (443) (419) (961) (855) Lease termination fees included in rental income (2) (101) — — — — (101) — Non-cash amortization included in other operating expenses (3) (213) (213) (213) (213) (213) (426) (426) Cash Basis NOI $ 85,281 $ 86,546 $ 84,214 $ 82,748 $ 84,846 $ 171,827 $ 171,881

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 22RECONCILI ATION OF NOI TO SAME PROPERT Y NOI AND CALCUL ATION OF SAME PROPERT Y CASH BASIS NO I RECONCILIATION OF NOI TO SAME PROPERTY NOI AND CALCULATION OF SAME PROPERTY CASH BASIS NOI (1) (dollars in thousands) For the Three Months Ended For the Six Months Ended 6/30/2017 6/30/2016 6/30/2017 6/30/2016 Reconciliation of NOI to Same Property NOI (2)(3): Rental income $ 97,041 $ 96,615 $ 194,385 $ 194,475 Tenant reimbursements and other income 18,829 18,289 37,779 37,661 Real estate taxes (10,836) (10,522) (21,679) (20,810) Other operating expenses (13,523) (12,635) (26,390) (25,593) NOI 91,511 91,747 184,095 185,733 Less: NOI of properties not included in same property results (1,739) — (2,121) — Same property NOI $ 89,772 $ 91,747 $ 181,974 $ 185,733 Calculation of Same Property Cash Basis NOI (2)(3): Same property NOI $ 89,772 $ 91,747 $ 181,974 $ 185,733 Less: Non-cash straight line rent adjustments included in rental income (4) (4,495) (6,269) (9,743) (12,571) Lease value amortization included in rental income (4) (536) (419) (979) (855) Lease termination fees included in rental income (4) (101) — (101) — Non-cash amortization included in other operating expenses (5) (213) (213) (426) (426) Same property Cash Basis NOI $ 84,427 $ 84,846 $ 170,725 $ 171,881 (1) See Definitions of Certain Non-GAAP Financial Measures on page 25 for the definitions of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (2) For the three months ended June 30, 2017, same property NOI and Cash Basis NOI are based on properties we owned as of June 30, 2017, and which we owned continuously since April 1, 2016. (3) For the six months ended June 30, 2017, same property NOI and Cash Basis NOI are based on properties we owned as of June 30, 2017, and which we owned continuously since January 1, 2016. (4) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. (5) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees, which are included in other operating expenses.

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 23 CALCUL ATION OF EBITD A AND ADJUSTED EBITD A CALCULATION OF EBITDA AND ADJUSTED EBITDA (1) (dollars in thousands) For the Three Months Ended For the Six Months Ended 6/30/2017 3/31/2017 12/31/2016 9/30/2016 6/30/2016 6/30/2017 6/30/2016 Net income $ 26,661 $ 6,728 $ 24,222 $ 28,568 $ 30,752 $ 33,389 $ 63,564 Plus: interest expense 22,808 21,087 20,737 20,690 20,584 43,895 41,193 Plus: income tax expense 85 102 78 107 124 187 263 Plus: depreciation and amortization 34,317 33,740 33,522 33,366 33,405 68,057 66,874 EBITDA 83,871 61,657 78,559 82,731 84,865 145,528 171,894 Plus: acquisition related costs — — 235 13 — — 58 Plus: general and administrative expense paid in common shares (2) 514 247 166 578 607 761 879 Plus: estimated business management incentive fees (3) 920 7,846 — — — 8,766 — Plus: loss on asset impairment (4) — 4,047 — — — 4,047 — Plus: loss on impairment of real estate assets (5) 229 — 5,484 — — 229 — Adjusted EBITDA $ 85,534 $ 73,797 (6) $ 84,444 $ 83,322 $ 85,472 $ 159,331 $ 172,831 (1) See Definitions of Certain Non-GAAP Financial Measures on page 25 for the definitions of EBITDA and Adjusted EBITDA and a description of why we believe they are appropriate supplemental measures. (2) Amount represents equity based compensation to our trustees, officers and certain other employees of RMR’s operating subsidiary, RMR LLC. (3) Amount represents estimated incentive fees under our business management agreement calculated based on common share total return, as defined. In calculating net income in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income, we do not include such expense in the calculation of Adjusted EBITDA until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. Incentive fees for 2017, if any, will be payable in cash in January 2018. (4) During the three months ended March 31, 2017, we recorded a $4,047 loss on asset impairment for unamortized lease intangibles related to a lease associated with a tenant bankruptcy at a property located in Hanover, PA. (5) We recorded losses on impairment of real estate assets of $229 during the three months ended June 30, 2017 and $5,484 during the three months ended December 31, 2016 in connection with one vacant property located in Maynard, MA. (6) Excluding the non-cash write-off of straight line rents receivable of $12,517 recorded during the three months ended March 31, 2017, Adjusted EBITDA would have been $86,314.

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 24CALCUL ATION OF FUNDS FROM OPER ATIONS (FFO) A TTRIBUTED TO SIR AND NORMALIZE D FFO A TTRIBUTED TO SI R CALCULATION OF FUNDS FROM OPERATIONS (FFO) ATTRIBUTED TO SIR AND NORMALIZED FFO ATTRIBUTED TO SIR (1) (amounts in thousands, except per share data) For the Three Months Ended For the Six Months Ended 6/30/2017 3/31/2017 12/31/2016 9/30/2016 6/30/2016 6/30/2017 6/30/2016 Net income attributed to SIR $ 26,661 $ 6,728 $ 24,222 $ 28,568 $ 30,752 $ 33,389 $ 63,531 Plus: depreciation and amortization 34,317 33,740 33,522 33,366 33,405 68,057 66,874 Plus: loss on impairment of real estate assets 229 — 5,484 — — 229 — Plus: net income allocated to noncontrolling interest — — — — — — 33 Less: FFO allocated to noncontrolling interest — — — — — — (77) FFO attributed to SIR 61,207 40,468 63,228 61,934 64,157 101,675 130,361 Plus: acquisition related costs — — 235 13 — — 58 Plus: estimated business management incentive fees (2) 920 7,846 — — — 8,766 — Plus: loss on asset impairment (3) — 4,047 — — — 4,047 — Normalized FFO attributed to SIR $ 62,127 $ 52,361 $ 63,463 $ 61,947 $ 64,157 $ 114,488 $ 130,419 Weighted average common shares outstanding - basic 89,338 89,331 89,331 89,308 89,292 89,334 89,289 Weighted average common shares outstanding - diluted 89,362 89,348 89,335 89,334 89,315 89,356 89,306 Net income attributed to SIR per common share - basic and diluted $ 0.30 $ 0.08 $ 0.27 $ 0.32 $ 0.34 $ 0.37 $ 0.71 FFO attributed to SIR per common share - basic $ 0.69 $ 0.45 $ 0.71 $ 0.69 $ 0.72 $ 1.14 $ 1.46 FFO attributed to SIR per common share - diluted $ 0.68 $ 0.45 $ 0.71 $ 0.69 $ 0.72 $ 1.14 $ 1.46 Normalized FFO attributed to SIR per common share - basic and diluted $ 0.70 $ 0.59 (4) $ 0.71 $ 0.69 $ 0.72 $ 1.28 $ 1.46 (1) See Definitions of Certain Non-GAAP Financial Measures on page 25 for a definition of FFO attributed to SIR and Normalized FFO attributed to SIR, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (2) Incentive fees under our business management agreement are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income. In calculating net income in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income, we do not include such expense in the calculation of Normalized FFO attributed to SIR until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. (3) During the three months ended March 31, 2017, we recorded a $4,047 loss on asset impairment for unamortized lease intangibles related to a lease associated with a tenant bankruptcy at a property located in Hanover, PA. (4) Excluding the non-cash write-off of straight line rents receivable of $12,517 recorded during the three months ended March 31, 2017, Normalized FFO attributed to SIR would have been $0.73 per common share.

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 25 DEFINITIONS OF CER TAIN NON-GAA P FINANCIA L MEASURE S DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES NOI and Cash Basis NOI: The calculations of NOI and Cash Basis NOI exclude certain components of net income in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on page 21. We define NOI as income from our rental of real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions because we record those amounts as depreciation and amortization. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non-cash amortization included in other operating expenses. We consider NOI and Cash Basis NOI to be appropriate supplemental measures to net income because they may help both investors and management to understand the operations of our properties. We use NOI and Cash Basis NOI to evaluate individual and company wide property level performance, and we believe that NOI and Cash Basis NOI provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are generated and incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. NOI and Cash Basis NOI do not represent cash generated by operating activities in accordance with GAAP and should not be considered as an alternative to net income, net income attributed to SIR or operating income as an indicator of our operating performance or as a measure of our liquidity. These measures should be considered in conjunction with net income, net income attributed to SIR and operating income as presented in our condensed consolidated statements of income. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than we do. EBITDA and Adjusted EBITDA: We calculate EBITDA and Adjusted EBITDA as shown on page 23.  We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our operating performance, along with net income, net income attributed to SIR and operating income. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income attributed to SIR or operating income as an indicator of operating performance or as a measure of our liquidity. These measures should be considered in conjunction with net income, net income attributed to SIR and operating income as presented in our condensed consolidated statements of income. Other real estate companies and REITs may calculate EBITDA and Adjusted EBITDA differently than we do. FFO Attributed to SIR and Normalized FFO Attributed to SIR: We calculate FFO attributed to SIR and Normalized FFO attributed to SIR as shown on page 24. FFO attributed to SIR is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or NAREIT, which is net income, calculated in accordance with GAAP, plus real estate depreciation and amortization, loss on impairment of real estate assets and the difference between net income and FFO allocated to noncontrolling interest, as well as certain other adjustments currently not applicable to us. Our calculation of Normalized FFO attributed to SIR differs from NAREIT’s definition of FFO because we include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year and we exclude acquisition related costs expensed under GAAP, loss on asset impairment and Normalized FFO from noncontrolling interest, net of FFO, if any. We consider FFO attributed to SIR and Normalized FFO attributed to SIR to be appropriate supplemental measures of operating performance for a REIT, along with net income, net income attributed to a REIT and operating income. We believe that FFO attributed to SIR and Normalized FFO attributed to SIR provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO attributed to SIR and Normalized FFO attributed to SIR may facilitate a comparison of our operating performance between periods and with other REITs. FFO attributed to SIR and Normalized FFO attributed to SIR are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our credit agreement and public debt covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance and our expected needs and availability of cash to pay our obligations. FFO attributed to SIR and Normalized FFO attributed to SIR do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income, net income attributed to SIR or operating income as an indicator of our operating performance or as a measure of our liquidity. These measures should be considered in conjunction with net income, net income attributed to SIR and operating income as presented in our condensed consolidated statements of income. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than we do.

26 PORTFOLIO INFORMATION 26 350 Spectrum Loop, Colorado Springs, CO Square Feet: 155,808 FedEx Corporation (NYSE: FDX) Rocky Mountain Tech Center

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 27 PORTFOLIO SUMMA RY B Y PROPERT Y TYP E PORTFOLIO SUMMARY BY PROPERTY TYPE (dollars and sq. ft. in thousands) (1) Includes buildings, leasable land parcels and easements which are primarily leasable industrial and commercial lands located in Hawaii. (2) See page 21 for the calculation of NOI and Cash Basis NOI and a reconciliation of net income determined in accordance with GAAP to those amounts. As of and For the Three Months Ended June 30, 2017 Mainland Mainland Subtotal Mainland Hawaii Key Statistic Office Industrial Properties Properties Total Leasable buildings (1) 89 46 135 229 364 Percent of total 24.5% 12.6% 37.1% 62.9% 100.0% Total square feet 13,093 14,315 27,408 17,778 45,186 Percent of total 29.0% 31.7% 60.7% 39.3% 100.0% Leased square feet 12,708 13,813 26,521 16,819 43,340 Percent leased 97.1% 96.5% 96.8% 94.6% 95.9% Total revenues $ 73,737 $ 18,877 $ 92,614 $ 23,256 $ 115,870 Percent of total 63.6% 16.3% 79.9% 20.1% 100.0% NOI (2) $ 56,934 $ 16,522 $ 73,456 $ 18,055 $ 91,511 Percent of total 62.2% 18.1% 80.3% 19.7% 100.0% Cash Basis NOI (2) $ 52,441 $ 15,761 $ 68,202 $ 17,079 $ 85,281 Percent of total 61.5% 18.5% 80.0% 20.0% 100.0%

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 28 SAME PROPERT Y RESU LTS OF OPER ATION S SAME PROPERTY RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and For the Three Months Ended (1) As of and For the Six Months Ended (2) 6/30/2017 6/30/2016 6/30/2017 6/30/2016 Leasable Buildings: Mainland Office 85 85 85 85 Mainland Industrial 46 46 46 46 Subtotal Mainland Properties 131 131 131 131 Hawaii Properties (3) 229 229 229 229 Total 360 360 360 360 Square Feet (4): Mainland Office 12,613 12,613 12,613 12,613 Mainland Industrial 14,315 14,315 14,315 14,315 Subtotal Mainland Properties 26,928 26,928 26,928 26,928 Hawaii Properties (3) 17,778 17,778 17,778 17,778 Total 44,706 44,706 44,706 44,706 Percent Leased (5): Mainland Office 96.9% 96.9% 96.9% 96.9% Mainland Industrial 96.5% 100.0% 96.5% 100.0% Subtotal Mainland Properties 96.7% 98.6% 96.7% 98.6% Hawaii Properties 94.6% 94.1% 94.6% 94.1% Total 95.9% 96.8% 95.9% 96.8% Total Revenues: Mainland Office $ 71,469 $ 72,222 $ 143,092 $ 145,549 Mainland Industrial 18,877 20,195 39,406 40,761 Subtotal Mainland Properties 90,346 92,417 182,498 186,310 Hawaii Properties 23,256 22,487 46,869 45,826 Total $ 113,602 $ 114,904 $ 229,367 $ 232,136 (1) Consists of properties that we owned continuously since April 1, 2016. (2) Consists of properties that we owned continuously since January 1, 2016. (3) Includes 229 buildings, leasable land parcels and easements with approximately 17,778 square feet which are primarily leasable industrial and commercial lands located in Hawaii. (4) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases. (5) Includes (i) space being fitted out for occupancy pursuant to existing leases, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 29 SAME PROPERT Y RESU LTS OF OPER ATIONS (CONTINUED ) SAME PROPERTY RESULTS OF OPERATIONS (CONTINUED) (dollars in thousands) As of and For the Three Months Ended (1) As of and For the Six Months Ended (2) 6/30/2017 6/30/2016 6/30/2017 6/30/2016 NOI (3): Mainland Office $ 55,195 $ 56,122 $ 110,753 $ 113,740 Mainland Industrial 16,522 18,010 34,645 35,926 Subtotal Mainland Properties 71,717 74,132 145,398 149,666 Hawaii Properties 18,055 17,615 36,576 36,067 Total $ 89,772 $ 91,747 $ 181,974 $ 185,733 Cash Basis NOI (3): Mainland Office $ 51,587 $ 51,596 $ 103,352 $ 104,545 Mainland Industrial 15,761 16,559 32,722 33,020 Subtotal Mainland Properties 67,348 68,155 136,074 137,565 Hawaii Properties 17,079 16,691 34,651 34,316 Total $ 84,427 $ 84,846 $ 170,725 $ 171,881 NOI % Change: Mainland Office -1.7% -2.6% Mainland Industrial -8.3% -3.6% Subtotal Mainland Properties -3.3% -2.9% Hawaii Properties 2.5% 1.4% Total -2.2% -2.0% Cash Basis NOI % Change: Mainland Office 0.0% -1.1% Mainland Industrial -4.8% -0.9% Subtotal Mainland Properties -1.2% -1.1% Hawaii Properties 2.3% 1.0% Total -0.5% -0.7% (1) Consists of properties that we owned continuously since April 1, 2016. (2) Consists of properties that we owned continuously since January 1, 2016. (3) See page 21 for the calculation of NOI and Cash Basis NOI and a reconciliation of net income determined in accordance with GAAP to those amounts, and see page 22 for the calculation and a reconciliation of same property NOI and same property Cash Basis NOI.

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 30 LEASING SUMMA RY LEASING SUMMARY (dollars and sq. ft. in thousands, except per sq. ft. data) The above leasing summary is based on leases entered into during the periods indicated. As of and For the Three Months Ended 6/30/2017 3/31/2017 12/31/2016 9/30/2016 6/30/2016 Leasable buildings (1) 364 362 362 361 360 Total sq. ft. (2) 45,186 44,813 44,813 44,763 44,706 Square feet leased 43,340 42,967 43,362 43,333 43,279 Percentage leased 95.9% 95.9% 96.8% 96.8% 96.8% Leasing Activity (Sq. Ft.): New leases 41 234 (3) 100 8 15 Renewals 161 250 253 989 133 Total 202 484 353 997 148 % Change in GAAP Rent (4): New leases -10.7% 23.3% -16.3% 16.4% -21.9% Renewals 3.9% 20.0% 35.4% 4.8% 24.6% Weighted average -2.6% 20.9% 32.0% 4.9% 15.5% Leasing Costs and Concession Commitments (5): New leases $ 2,494 $ 826 $ 52 $ 3 $ 66 Renewals 14 309 35 845 25 Total $ 2,508 $ 1,135 $ 87 $ 848 $ 91 Leasing Costs and Concession Commitments per Sq. Ft. (5): New leases $ 60.83 $ 3.53 $ 0.52 $ 0.38 $ 4.40 Renewals $ 0.09 $ 1.24 $ 0.14 $ 0.85 $ 0.19 Total $ 12.42 $ 2.35 $ 0.25 $ 0.85 $ 0.61 Weighted Average Lease Term by Sq. Ft. (years): New leases 12.4 7.1 3.1 7.0 4.3 Renewals 35.9 12.8 23.1 9.1 13.2 Total 31.1 10.0 17.4 9.1 12.3 Leasing Costs and Concession Commitments per Sq. Ft. per Year (5) (6): New leases $ 4.91 $ 0.50 $ 0.17 $ 0.05 $ 1.02 Renewals $ 0.00 $ 0.10 $ 0.01 $ 0.09 $ 0.01 Total $ 0.40 $ 0.23 $ 0.01 $ 0.09 $ 0.05 (1) Includes 229 buildings, leasable land parcels and easements with approximately 17,778 square feet which are primarily leasable industrial and commercial lands located in Hawaii. (2) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases. (3) Includes a 35 square foot expansion to be constructed prior to the commencement of the lease. (4) Percent difference in prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization. (5) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. (6) Amounts are per square foot per year for the weighted average lease term by leased square feet.

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 31 OCCU PANC Y AND LEASING ANA LYSIS B Y PROPERT Y TYP E OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE (sq. ft. in thousands) Total Sq. Ft. (1) Sq. Ft. Leases Executed During As of the Three Months Ended 6/30/2017 Property Type 6/30/2017 New Renewals Total Mainland Office 13,093 40 — 40 Mainland Industrial 14,315 — — — Subtotal Mainland Properties 27,408 40 — 40 Hawaii Properties 17,778 1 161 162 Total 45,186 41 161 202 Sq. Ft. Leased As of 3/31/2017 New and Acquisitions / As of 6/30/2017 Property Type 3/31/2017(2) % Leased (3) Expired Renewals (Sales) 6/30/2017 (2) % Leased Mainland Office 12,335 97.0% (40) 40 373 12,708 97.1% Mainland Industrial 13,813 96.5% — — — 13,813 96.5% Subtotal Mainland Properties 26,148 96.7% (40) 40 373 26,521 96.8% Hawaii Properties 16,819 94.6% (162) 162 — 16,819 94.6% Total 42,967 95.9% (202) 202 373 43,340 95.9% (1) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases. (2) Square footage excludes a 35 square foot expansion to be constructed prior to the commencement of the lease. (3) Excludes effects of space remeasurements during the period, if any. Percent leased includes (i) space being fitted out for occupancy pursuant to existing leases as of the date, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 32 TENANT DIVERSIT Y AND CREDIT CHARACTERISTIC S TENANT DIVERSITY AND CREDIT CHARACTERISTICS As of June 30, 2017 % of Annualized Tenant Industry Rental Revenue (1) Technology & Communications 23.9% Retail & Food 18.7% Real Estate & Financial 12.6% Manufacturing & Transportation 11.8% Energy Services 10.2% Legal & Consulting 8.8% Industrial 8.1% Other 5.9% 100.0% % of Annualized Tenant Credit Characteristics Rental Revenue (1) Leased Hawaii lands 15.8%(2) Investment grade rated 36.8%(3) Unrated or non-investment grade 47.4% 100.0% % of Annualized Rental Revenue (1) % of Annualized Rental Revenue (1) (1) We define annualized rental revenue as the annualized contractual rents, as of June 30, 2017, from tenants pursuant to existing leases, including straight line rent adjustments but excluding lease value amortization. Annualized rental revenue also includes amortization of tenant concessions, including free rent and amounts reimbursed to tenants, and estimated recurring expense reimbursements from tenants pursuant to existing leases. (2) Excludes certain Hawaii lands which are leased by investment grade rated tenants and are included in the investment grade rated tenant credit category. (3) Includes certain Hawaii lands which are leased by investment grade rated tenants. Technology & Communications Retail & Food Real Estate & Financial Manufacturing & Transportation Energy Services Legal & Consulting Industrial Other 23.9% 18.7% 12.6% 11.8% 10.2% 8.8% 8.1% 5.9% Leased Hawaii lands (2) Investment grade rated (3) Unrated or non-investment grade 15.8% 36.8% 47.4%

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 33 TENANTS REPRESENTING 1% OR MORE OF TO TA L ANNUALIZED REN TA L REVENU E TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL REVENUE (sq. ft. in thousands) % of Rented % of Total Annualized Rental Tenant Property Type Sq. Ft. (1) Rented Sq. Ft. (1) Revenue (2) 1. Shook, Hardy & Bacon L.L.P. Mainland Office 596 1.4% 3.9% 2. Tellabs, Inc. Mainland Office 820 1.9% 3.6% 3. Amazon.com, Inc. Mainland Industrial 3,048 7.0% 3.5% 4. Noble Energy, Inc. Mainland Office 497 1.1% 3.2% 5. Bank of America, National Association Mainland Office 554 1.3% 3.1% 6. Tesoro Corporation Mainland Office 618 1.4% 3.0% 7. F5 Networks, Inc. Mainland Office 299 0.7% 2.9% 8. WestRock Company Mainland Office 311 0.7% 2.4% 9. Orbital ATK, Inc. Mainland Office 337 0.8% 2.2% 10. Technicolor SA Mainland Industrial 1,371 3.2% 2.1% 11. Tyson Foods, Inc. Mainland Office 248 0.6% 2.1% 12. Novell, Inc. Mainland Office 406 0.9% 1.7% 13. FedEx Corporation Mainland Office; Mainland Industrial 795 (3) 1.8% 1.7% 14. PNC Bank, National Association Mainland Office 441 1.0% 1.4% 15. ServiceNow, Inc. Mainland Office 149 0.3% 1.3% 16. Allstate Insurance Company Mainland Office 458 1.1% 1.3% 17. Church & Dwight Co., Inc. Mainland Office 250 0.6% 1.3% 18. Compass Group USA, Inc. Mainland Office 267 0.6% 1.3% 19. Restoration Hardware, Inc. Mainland Industrial 1,195 2.8% 1.3% 20. Tailored Brands, Inc. Mainland Office 206 0.5% 1.2% 21. Automatic Data Processing, Inc. Mainland Office 289 0.7% 1.2% 22. Primerica Life Insurance Company Mainland Office 344 0.8% 1.1% 23. United Launch Alliance, LLC Mainland Industrial 168 0.4% 1.1% 24. American Tire Distributors, Inc. Mainland Office 722 1.7% 1.1% 25. The Southern Company Mainland Office 448 1.0% 1.1% 26. Red Hat, Inc. Mainland Office 175 0.4% 1.0% Total 15,012 34.7% 51.1% As of June 30, 2017 (1) Rented square feet is pursuant to existing leases as of June 30, 2017 and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. (2) We define annualized rental revenue as the annualized contractual rents, as of June 30, 2017, from tenants pursuant to existing leases, including straight line rent adjustments but excluding lease value amortization. Annualized rental revenue also includes amortization of tenant concessions, including free rent and amounts reimbursed to tenants, and estimated recurring expense reimbursements from tenants pursuant to existing leases. (3) Square footage excludes a 35 square foot expansion to be constructed prior to the commencement of the lease.

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 34 THREE YEAR LEASE EXPIR ATION SCHEDULE B Y PROPERT Y TYP E THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE (dollars and sq. ft. in thousands)As of June 30, 2017 2020 and Total 2017 2018 2019 Thereafter Mainland Office: Total sq. ft. 13,093 Leased sq. ft. (1) 12,708 95 753 206 11,654 Percent 0.7% 5.9% 1.6% 91.8% Annualized rental revenue (2) $ 293,227 $ 1,553 $ 9,429 $ 4,302 $ 277,943 Percent 0.5% 3.2% 1.5% 94.8% Mainland Industrial: Total sq. ft.(3) 14,315 Leased sq. ft. (1) (3) 13,813 93 55 95 13,570 Percent 0.7% 0.4% 0.7% 98.2% Annualized rental revenue (2) $ 77,382 $ 1,438 $ 1,055 $ 604 $ 74,285 Percent 1.9% 1.4% 0.8% 95.9% Subtotal Mainland Properties: Total sq. ft.(3) 27,408 Leased sq. ft. (1) (3) 26,521 188 808 301 25,224 Percent 0.7% 3.0% 1.1% 95.2% Annualized rental revenue (2) $ 370,609 $ 2,991 $ 10,484 $ 4,906 $ 352,228 Percent 0.8% 2.8% 1.3% 95.1% Hawaii Properties: Total sq. ft. 17,778 Leased sq. ft. (1) 16,819 151 230 1,653 14,785 Percent 0.9% 1.4% 9.8% 87.9% Annualized rental revenue (2) $ 91,854 $ 439 $ 1,554 $ 4,155 $ 85,706 Percent 0.5% 1.7% 4.5% 93.3% Total: Total sq. ft.(3) 45,186 Leased sq. ft. (1) (3) 43,340 339 1,038 1,954 40,009 Percent 0.8% 2.4% 4.5% 92.3% Annualized rental revenue (2) $ 462,463 $ 3,430 $ 12,038 $ 9,061 $ 437,934 Percent 0.7% 2.6% 2.0% 94.7% (1) Leased square feet is pursuant to existing leases as of June 30, 2017 and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied, or is being offered for sublease by tenants, if any. (2) We define annualized rental revenue as the annualized contractual rents, as of June 30, 2017, from tenants pursuant to existing leases, including straight line rent adjustments but excluding lease value amortization. Annualized rental revenue also includes amortization of tenant concessions, including free rent and amounts reimbursed to tenants, and estimated recurring expense reimbursements from tenants pursuant to existing leases. (3) Square footage excludes a 35 square foot expansion to be constructed prior to the commencement of the lease.

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 35 PORTFOLIO LEASE EXPIR ATION SCHEDUL E PORTFOLIO LEASE EXPIRATION SCHEDULE (dollars and sq. ft. in thousands)As of June 30, 2017 Cumulative % of Total Cumulative % % of Total % of Total Rented Rented of Total Rented Annualized Annualized Annualized Number of Square Feet Square Feet Square Feet Rental Revenue Rental Revenue Rental Revenue Period / Year Tenants Expiring (1) Expiring (1) Expiring (1) Expiring (2) Expiring (2) Expiring (2) 7/1/2017 - 12/31/2017 6 339 0.8% 0.8% $ 3,430 0.7% 0.7% 2018 26 1,038 2.4% 3.2% 12,038 2.6% 3.3% 2019 21 1,954 4.5% 7.7% 9,061 2.0% 5.3% 2020 18 937 2.2% 9.9% 7,623 1.6% 6.9% 2021 20 1,400 3.2% 13.1% 12,833 2.8% 9.7% 2022 71 3,839 8.9% 22.0% 49,468 10.7% 20.4% 2023 25 3,043 7.0% 29.0% 40,269 8.7% 29.1% 2024 23 7,001 16.2% 45.2% 69,021 14.9% 44.0% 2025 17 1,770 4.1% 49.3% 26,474 5.7% 49.7% 2026 8 1,701 3.9% 53.2% 26,403 5.7% 55.4% Thereafter 108 20,318 (3) 46.8% 100.0% 205,843 44.6% 100.0% Total 343 43,340 100.0% $ 462,463 100.0% Weighted average remaining lease term (in years) 10.2 9.7 (1) Rented square feet is pursuant to existing leases as of June 30, 2017, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. (2) We define annualized rental revenue as the annualized contractual rents, as of June 30, 2017, from tenants pursuant to existing leases, including straight line rent adjustments but excluding lease value amortization. Annualized rental revenue also includes amortization of tenant concessions, including free rent and amounts reimbursed to tenants, and estimated recurring expense reimbursements from tenants pursuant to existing leases. (3) Rented square footage excludes a 35 square foot expansion to be constructed prior to the commencement of the lease.

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 36 HA W AII LAND RENT RESET SUMMA RY HAWAII LAND RENT RESET SUMMARY (dollars and sq. ft. in thousands) Historical Hawaii Land Rent Resets: For the Three Months Ended 6/30/2017 3/31/2017 12/31/2016 9/30/2016 6/30/2016 Number of leases subject to resets 1 — — 1 — Square feet 79 — — 86 — Percent change in GAAP rent (1) 48.9% —% —% 43.0% —% Scheduled Hawaii Land Rent Resets: As of June 30, 2017 Number Annualized of Resets Sq. Ft. Rental Revenue (2) 7/1/2017 - 12/31/2017 3 144 $ 868 2018 8 380 2,525 2019 20 2,498 10,811 2020 and Thereafter 39 2,824 19,608 Total 70 5,846 $ 33,812 (1) Represents percent change in prior rents charged for same space. Reset rents include estimated recurring expense reimbursements and exclude lease value amortization. (2) We define annualized rental revenue as the annualized contractual rents, as of June 30, 2017, from tenants pursuant to existing leases, including straight line rent adjustments but excluding lease value amortization. Annualized rental revenue also includes amortization of tenant concessions, including free rent and amounts reimbursed to tenants, and estimated recurring expense reimbursements from tenants pursuant to existing leases.

37EXHIBIT Mapunapuna Ground Leases, Honolulu, HI 129 leasable land parcels and easements Approximate Square Feet: 6,541,000 37

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 38 PROPERT Y DE TAI L PROPERTY DETAIL (dollars and square feet in thousands) EXHIBIT AAs of June 30, 2017 (1) Land parcels include four easements. (2) We define annualized rental revenue as the annualized contractual rents, as of June 30, 2017, from tenants pursuant to existing leases, including straight line rent adjustments but excluding lease value amortization. Annualized rental revenue also includes amortization of tenant concessions, including free rent and amounts reimbursed to tenants, and estimated recurring expense reimbursements from tenants pursuant to existing leases. (3) Excludes the value of real estate intangibles. (4) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our initial public offering. (5) Weighted based on square feet. Number of Weighted Buildings, Average Year Leasable Annualized Built or Land Parcels Rental Undepreciated Depreciated Date Substantially Property City State and Easements (1) Property Type Square Feet % Leased Revenue (2) Carrying Value (3) Carrying Value (3) Acquired (4) Renovated (5) 1. Inverness Center Birmingham AL 3 Mainland Office Building 448 100.0% $ 4,875 $ 38,791 $ 33,464 12/9/2010; 4/17/2015 1985 2. 4905 Moores Mill Road Huntsville AL 1 Mainland Industrial Building 1,371 100.0% 9,790 73,001 64,860 8/31/2012 2007 3. 445 Jan Davis Drive Huntsville AL 1 Mainland Office Building 57 100.0% 971 10,280 10,083 7/22/2016 2007 4. 4501 Industrial Drive Fort Smith AR 1 Mainland Industrial Building 64 100.0% 465 4,385 4,174 1/29/2015 2013 5. 16001 North 28th Avenue Phoenix AZ 1 Mainland Office Building 106 100.0% 1,882 13,700 13,100 4/16/2015 2007 6. 2149 West Dunlap Avenue Phoenix AZ 1 Mainland Office Building 123 100.0% 2,453 20,127 19,253 1/29/2015 1983 7. Regents Center Tempe AZ 2 Mainland Office Building 101 100.0% 1,972 13,147 8,326 6/30/1999 1988 8. Campbell Place Carlsbad CA 2 Mainland Office Building 95 100.0% 2,603 21,314 19,184 9/21/2012 2007 9. Folsom Corporate Center Folsom CA 1 Mainland Office Building 96 100.0% 3,465 28,954 24,810 12/17/2010 2009 10. Bayside Technology Park Fremont CA 1 Mainland Office Building 101 100.0% 2,198 10,746 9,691 3/19/2009 1990 11. 100 Redwood Shores Parkway Redwood City CA 1 Mainland Office Building 63 100.0% 3,127 35,531 34,127 1/29/2015 2014 12. 3875 Atherton Road Rocklin CA 1 Mainland Office Building 19 100.0% 409 4,180 3,939 1/29/2015 1991 13. 2090 Fortune Drive San Jose CA 1 Mainland Office Building 72 100.0% 916 7,698 7,577 1/29/2015 2014 14. 2115 O’Nel Drive San Jose CA 1 Mainland Office Building 99 100.0% 3,168 33,098 31,582 1/29/2015 2013 15. 6448-6450 Via Del Oro San Jose CA 1 Mainland Office Building 76 100.0% 1,739 14,737 14,029 1/29/2015 1983 16. North First Street San Jose CA 1 Mainland Office Building 64 100.0% 2,006 14,494 13,790 12/23/2013 2013 17. Rio Robles Drive San Jose CA 3 Mainland Office Building 186 100.0% 4,553 44,978 42,500 12/23/2013 2011 18. 2450 and 2500 Walsh Avenue Santa Clara CA 2 Mainland Office Building 132 100.0% 4,563 44,797 42,586 1/29/2015 2014 19. 3250 and 3260 Jay Street Santa Clara CA 2 Mainland Office Building 149 100.0% 6,110 63,958 60,813 1/29/2015 2013 20. 350 West Java Drive Sunnyvale CA 1 Mainland Office Building 96 100.0% 2,901 24,012 22,559 11/15/2012 2012 21. 7958 South Chester Street Centennial CO 1 Mainland Office Building 168 100.0% 5,037 31,049 29,633 1/29/2015 2000 22. 350 Spectrum Loop Colorado Springs CO 1 Mainland Office Building 156 100.0% 2,714 23,265 22,047 1/29/2015 2000 23. 955 Aeroplaza Drive Colorado Springs CO 1 Mainland Industrial Building 125 100.0% 901 8,212 7,764 1/29/2015 2012 24. 13400 East 39th Avenue and 3800 Wheeling Street Denver CO 2 Mainland Industrial Building 394 100.0% 1,364 16,101 15,305 1/29/2015 1996 25. 333 Inverness Drive South Englewood CO 1 Mainland Office Building 140 100.0% 2,355 15,446 13,909 6/15/2012 1998 26. 150 Greenhorn Drive Pueblo CO 1 Mainland Industrial Building 54 100.0% 545 4,377 4,125 1/29/2015 2013 27. 2 Tower Drive Wallingford CT 1 Mainland Industrial Building 62 100.0% 404 3,643 3,056 10/24/2006 1978 28. 1 Targeting Center Windsor CT 1 Mainland Office Building 97 100.0% 1,119 9,076 8,188 7/20/2012 1999 29. 235 Great Pond Road Windsor CT 1 Mainland Industrial Building 171 100.0% 1,383 11,869 10,705 7/20/2012 2004 30. 10350 NW 112th Avenue Miami FL 1 Mainland Office Building 79 100.0% 3,051 23,556 22,350 1/29/2015 2002 31. 2100 NW 82nd Avenue Miami FL 1 Mainland Industrial Building 37 100.0% 261 1,896 1,218 3/19/1998 2013

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 39 PROPERT Y DE TAI L (CONTINUED ) PROPERTY DETAIL (CONTINUED) (dollars and square feet in thousands) EXHIBIT AAs of June 30, 2017 (1) Land parcels include four easements. (2) We define annualized rental revenue as the annualized contractual rents, as of June 30, 2017, from tenants pursuant to existing leases, including straight line rent adjustments but excluding lease value amortization. Annualized rental revenue also includes amortization of tenant concessions, including free rent and amounts reimbursed to tenants, and estimated recurring expense reimbursements from tenants pursuant to existing leases. (3) Excludes the value of real estate intangibles. (4) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our initial public offering. (5) Weighted based on square feet. (6) Excludes annual tenant percentage rent generally received and recognized during the first quarter of each year for the previous year. Percentage rent recognized during the first quarter of 2017 totaled $650. Number of Weighted Buildings, Average Year Leasable Annualized Built or Land Parcels Rental Undepreciated Depreciated Date Substantially Property City State and Easements (1) Property Type Square Feet % Leased Revenue (2) Carrying Value (3) Carrying Value (3) Acquired (4) Renovated (5) 32. One Primerica Parkway Duluth GA 1 Mainland Office Building 344 100.0% 5,248 57,332 54,285 1/29/2015 2013 33. King Street Ground Lease Honolulu HI 1 Hawaii Properties Land 21 100.0% 237 1,342 1,342 12/5/2003 — 34. Mapunapuna Ground Leases Honolulu HI 129 Hawaii Properties Land 6,541 100.0% 49,542 344,490 341,172 12/5/2003;11/21/2012 — 35. Safeway Shopping Center Honolulu HI 3 Hawaii Properties Land 158 100.0% 3,407 11,604 11,513 12/5/2003 — 36. Salt Lake Shopping Center Honolulu HI 2 Hawaii Properties Land 334 100.0% 1,702 9,660 9,660 12/5/2003 — 37. Sand Island Buildings Honolulu HI 8 Hawaii Properties Building 295 97.4% 4,998 39,279 32,838 12/5/2003;11/23/2004 1974 38. Sand Island Ground Leases Honolulu HI 40 Hawaii Properties Land 2,152 100.0% 16,343 92,435 92,370 12/5/2003 — 39. Waiwai Ground Leases Honolulu HI 2 Hawaii Properties Land 45 100.0% 409 2,567 2,413 12/5/2003 — 40. Campbell Buildings Kapolei HI 5 Hawaii Properties Building 285 98.0% 3,330 24,223 19,001 6/15/2005 1978 41. Campbell Easements Kapolei HI 3 Hawaii Properties Land — — — (6) 10,496 10,496 6/15/2005 — 42. Campbell Ground Leases Kapolei HI 35 Hawaii Properties Land 7,901 88.0% 11,634 103,357 103,046 6/15/2005 — 43. Waipahu Ground Lease Waipahu HI 1 Hawaii Properties Land 44 100.0% 250 717 717 12/5/2003 — 44. 5500 SE Delaware Avenue Ankeny IA 1 Mainland Industrial Building 450 100.0% 1,684 19,193 18,167 1/29/2015 2012 45. 951 Trails Road Eldridge IA 1 Mainland Industrial Building 172 100.0% 1,019 8,695 6,702 4/2/2007 2001 46. 8305 NW 62nd Avenue Johnston IA 1 Mainland Office Building 199 100.0% 3,240 34,008 32,104 1/29/2015 2011 47. 2300 N 33rd Ave Newton IA 1 Mainland Industrial Building 317 100.0% 1,458 13,875 10,947 9/29/2008 2008 48. 7121 South Fifth Avenue Pocatello ID 1 Mainland Industrial Building 33 100.0% 370 4,746 4,490 1/29/2015 2007 49. 400 South Jefferson Street Chicago IL 1 Mainland Office Building 248 100.0% 9,648 90,479 86,051 1/29/2015 2012 50. 1230 West 171st Street Harvey IL 1 Mainland Industrial Building 40 100.0% 442 2,473 2,372 1/29/2015 2004 51. 475 Bond Street Lincolnshire IL 1 Mainland Industrial Building 223 100.0% 1,638 20,957 19,987 1/29/2015 2000 52. 1415 West Diehl Road Naperville IL 1 Mainland Office Building 820 100.0% 16,766 188,475 174,279 4/1/2014 2001 53. 5156 American Road Rockford IL 1 Mainland Industrial Building 38 100.0% 173 1,929 1,837 1/29/2015 1996 54. 440 North Fairway Drive Vernon Hills IL 1 Mainland Office Building 100 100.0% 1,692 13,977 13,051 10/15/2013 2009 55. Capitol Tower Topeka KS 1 Mainland Office Building 144 100.0% 2,654 17,655 15,659 7/30/2012 2006 56. The Atrium at Circleport II Erlanger KY 1 Mainland Office Building 86 100.0% 1,255 13,032 9,098 6/30/2003 1999 57. 17200 Manchac Park Lane Baton Rouge LA 1 Mainland Industrial Building 125 100.0% 885 10,560 10,024 1/29/2015 2014 58. 209 South Bud Street Lafayette LA 1 Mainland Industrial Building 60 100.0% 511 5,257 4,983 1/29/2015 2010 59. 300 and 330 Billerica Road Chelmsford MA 2 Mainland Office Building 209 53.1% 1,548 18,635 16,593 1/18/2011;9/27/2012 2001 60. 111 Powdermill Road Maynard MA 1 Mainland Office Building 287 —% — 17,260 17,260 3/30/2007 1990 61. 314 Littleton Road Westford MA 1 Mainland Office Building 175 100.0% 4,764 33,944 32,104 1/29/2015 2013

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 40 PROPERT Y DE TAI L (CONTINUED ) PROPERTY DETAIL (CONTINUED) (dollars and square feet in thousands) EXHIBIT AAs of June 30, 2017 (1) Land parcels include four easements. (2) We define annualized rental revenue as the annualized contractual rents, as of June 30, 2017, from tenants pursuant to existing leases, including straight line rent adjustments but excluding lease value amortization. Annualized rental revenue also includes amortization of tenant concessions, including free rent and amounts reimbursed to tenants, and estimated recurring expense reimbursements from tenants pursuant to existing leases. (3) Excludes the value of real estate intangibles. (4) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our initial public offering. (5) Weighted based on square feet. (6) Square footage excludes a 35 square foot expansion to be constructed prior to the commencement of the lease. Number of Weighted Buildings, Average Year Leasable Annualized Built or Land Parcels Rental Undepreciated Depreciated Date Substantially Property City State and Easements (1) Property Type Square Feet % Leased Revenue (2) Carrying Value (3) Carrying Value (3) Acquired (4) Renovated (5) 62. 7001 Columbia Gateway Drive Columbia MD 1 Mainland Office Building 120 100.0% 3,720 28,292 25,525 12/21/2012 2008 63. 4000 Principio Parkway North East MD 1 Mainland Industrial Building 1,195 100.0% 5,862 75,871 71,550 1/29/2015 2012 64. 3550 Green Court Ann Arbor MI 1 Mainland Office Building 82 100.0% 1,625 13,019 11,806 12/21/2012 1998 65. 3800 Midlink Drive Kalamazoo MI 1 Mainland Industrial Building 158 100.0% 2,184 43,229 40,776 1/29/2015 2014 66. 2401 Cram Avenue SE Bemidji MN 1 Mainland Industrial Building 22 100.0% 183 2,237 2,108 1/29/2015 2013 67. 110 Stanbury Industrial Drive Brookfield MO 1 Mainland Industrial Building 16 100.0% 189 2,059 1,947 1/29/2015 2012 68. 2555 Grand Boulevard Kansas City MO 1 Mainland Office Building 596 100.0% 18,084 78,818 75,267 7/31/2015 2003 69. 628 Patton Avenue Asheville NC 1 Mainland Industrial Building 33 100.0% 199 2,014 1,922 1/29/2015 1994 70. 2300 and 2400 Yorkmont Road Charlotte NC 2 Mainland Office Building 284 100.0% 6,275 47,727 45,119 1/29/2015 1995 71. 3900 NE 6th Street Minot ND 1 Mainland Industrial Building 24 100.0% 310 3,923 3,728 1/29/2015 2013 72. 1415 West Commerce Way Lincoln NE 1 Mainland Industrial Building 222 100.0% 1,094 10,718 10,203 1/29/2015 2000 73. 18010 and 18020 Burt Street Omaha NE 2 Mainland Office Building 203 100.0% 3,993 49,842 46,988 1/29/2015 2012 74. 309 Dulty's Lane Burlington NJ 1 Mainland Industrial Building 634 100.0% 3,325 53,000 49,894 1/29/2015 2001 75. 500 Charles Ewing Boulevard Ewing NJ 1 Mainland Office Building 250 100.0% 5,949 74,374 70,201 1/29/2015 2012 76. 725 Darlington Avenue Mahwah NJ 1 Mainland Industrial Building 167 100.0% 2,301 18,130 17,354 4/9/2014 2010 77. One Jefferson Road Parsippany NJ 1 Mainland Office Building 100 100.0% 4,185 19,107 18,485 11/13/2015 2009 78. 299 Jefferson Road Parsippany NJ 1 Mainland Office Building 151 100.0% 4,016 30,970 29,394 1/29/2015 2011 79. 2375 East Newlands Road Fernley NV 1 Mainland Industrial Building 338 100.0% 1,489 18,700 17,640 1/29/2015 2007 80. 55 Commerce Avenue Albany NY 1 Mainland Industrial Building 125 100.0% 1,089 11,284 10,665 1/29/2015 2013 81. 8687 Carling Road Liverpool NY 1 Mainland Office Building 38 100.0% 749 5,564 4,122 1/6/2006 2007 82. 1212 Pittsford - Victor Road Pittsford NY 1 Mainland Office Building 55 100.0% 1,024 5,531 4,208 11/30/2004 2003 83. 500 Canal View Boulevard Rochester NY 1 Mainland Office Building 95 100.0% 1,553 15,404 10,683 1/6/2006 1997 84. 32150 Just Imagine Drive Avon OH 1 Mainland Industrial Building 645 100.0% 3,479 25,480 20,776 5/29/2009 2000 85. 1415 Industrial Drive Chillicothe OH 1 Mainland Industrial Building 44 100.0% 362 4,465 4,268 1/29/2015 2012 86. 2231 Schrock Road Columbus OH 1 Mainland Office Building 42 100.0% 661 5,451 5,174 1/29/2015 1999 87. 5300 Centerpoint Parkway Groveport OH 1 Mainland Industrial Building 581 100.0% 2,905 32,563 30,759 1/29/2015 2014 88. 200 Orange Point Drive Lewis Center OH 1 Mainland Industrial Building 125 100.0% 1,032 9,913 9,392 1/29/2015 2013 89. 301 Commerce Drive South Point OH 1 Mainland Industrial Building 75 100.0% 487 5,130 4,856 1/29/2015 2013 90. 2820 State Highway 31 McAlester OK 1 Mainland Industrial Building 24 (6) 100.0% 228 5,388 5,253 1/29/2015 2012 91. 501 Ridge Avenue Hanover PA 1 Mainland Industrial Building 502 —% — 27,030 22,145 9/24/2008 1965

Select Income REIT Supplemental Operating and Financial Data, June 30, 2017 41 PROPERT Y DE TAI L (CONTINUED ) PROPERTY DETAIL (CONTINUED) (dollars and square feet in thousands) EXHIBIT AAs of June 30, 2017 (1) Land parcels include four easements. (2) We define annualized rental revenue as the annualized contractual rents, as of June 30, 2017, from tenants pursuant to existing leases, including straight line rent adjustments but excluding lease value amortization. Annualized rental revenue also includes amortization of tenant concessions, including free rent and amounts reimbursed to tenants, and estimated recurring expense reimbursements from tenants pursuant to existing leases. (3) Excludes the value of real estate intangibles. (4) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our initial public offering. (5) Weighted based on square feet. Number of Weighted Buildings, Average Year Leasable Annualized Built or Land Parcels Rental Undepreciated Depreciated Date Substantially Property City State and Easements (1) Property Type Square Feet % Leased Revenue (2) Carrying Value (3) Carrying Value (3) Acquired (4) Renovated (5) 92. 8800 Tinicum Boulevard Philadelphia PA 1 Mainland Office Building 441 100.0% 6,445 71,165 67,110 1/29/2015 2000 93. 9680 Old Bailes Road Fort Mill SC 1 Mainland Office Building 60 100.0% 772 8,857 8,370 1/29/2015 2007 94. 996 Paragon Way Rock Hill SC 1 Mainland Industrial Building 945 100.0% 3,041 38,520 36,350 1/29/2015 2014 95. 510 John Dodd Road Spartanburg SC 1 Mainland Industrial Building 1,016 100.0% 4,644 61,298 57,794 1/29/2015 2012 96. 4836 Hickory Hill Road Memphis TN 1 Mainland Industrial Building 646 100.0% 1,382 12,604 11,920 12/23/2014 2007 97. 2020 Joe B. Jackson Parkway Murfreesboro TN 1 Mainland Industrial Building 1,016 100.0% 5,016 62,759 59,421 1/29/2015 2012 98. 16001 North Dallas Parkway Addison TX 2 Mainland Office Building 554 100.0% 14,314 106,103 95,548 1/16/2013 1996 99. 2115-2116 East Randol Mill Road Arlington TX 1 Mainland Office Building 183 100.0% 1,044 13,242 12,305 1/29/2015 1989 100. Research Park Austin TX 2 Mainland Industrial Building 149 100.0% 2,493 15,486 9,260 6/16/1999 1999 101. 202 North Castlegory Road Houston TX 1 Mainland Office Building 84 100.0% 2,857 13,481 13,429 5/12/2017 2016 102. 1001 Noble Energy Way Houston TX 1 Mainland Office Building 497 100.0% 14,683 121,989 114,846 1/29/2015 1998 103. 10451 Clay Road Houston TX 1 Mainland Office Building 97 100.0% 2,787 27,012 25,694 1/29/2015 2013 104. 6380 Rogerdale Road Houston TX 1 Mainland Office Building 206 100.0% 5,628 46,915 44,906 1/29/2015 2006 105. 4221 W. John Carpenter Freeway Irving TX 1 Mainland Office Building 54 100.0% 646 5,974 3,170 3/19/1998 1995 106. 8675,8701-8711 Freeport Pkwy and 8901 Esters Boulevard Irving TX 3 Mainland Office Building 458 100.0% 6,038 81,610 77,422 1/29/2015 1990 107. 1511 East Common Street New Braunfels TX 1 Mainland Office Building 63 100.0% 1,077 14,412 13,704 1/29/2015 2005 108. 2900 West Plano Parkway Plano TX 1 Mainland Office Building 191 100.0% 1,420 27,491 26,144 1/29/2015 1998 109. 3400 West Plano Parkway Plano TX 1 Mainland Office Building 235 100.0% 1,485 34,412 32,515 1/29/2015 1994 110. 19100 Ridgewood Parkway San Antonio TX 1 Mainland Office Building 618 100.0% 13,809 192,538 181,183 1/29/2015 2008 111. 3600 Wiseman Boulevard San Antonio TX 1 Mainland Office Building 100 100.0% 3,054 15,458 14,159 3/19/2013 2004 112. 1800 Novell Place Provo UT 1 Mainland Office Building 406 100.0% 7,940 85,640 75,608 6/1/2012 2000 113. 4885-4931 North 300 West Provo UT 2 Mainland Office Building 125 100.0% 3,680 29,338 26,528 2/28/2013 2009 114. 1095 South 4800 West Salt Lake City UT 1 Mainland Industrial Building 150 100.0% 1,122 8,413 7,995 1/29/2015 2012 115. 1901 Meadowville Technology Parkway Chester VA 1 Mainland Industrial Building 1,016 100.0% 6,328 71,511 67,432 1/29/2015 2012 116. Two Commercial Place Norfolk VA 1 Mainland Office Building 289 100.0% 5,607 36,961 36,825 4/28/2017 2016 117. 501 South 5th Street Richmond VA 1 Mainland Office Building 311 100.0% 10,868 123,687 112,705 7/2/2013 2009 118. Parham Place Richmond VA 3 Mainland Office Building 89 100.0% 1,586 9,865 9,513 7/20/2015 2013 119. 9201 Forest Hill Avenue Richmond VA 1 Mainland Office Building 50 100.0% 1,106 6,094 6,004 10/12/2016 1985 120. 1751 Blue Hills Drive Roanoke VA 1 Mainland Industrial Building 399 100.0% 1,874 23,760 22,542 1/29/2015 2003 121. Orbital Sciences Campus Sterling VA 3 Mainland Office Building 337 100.0% 10,266 72,165 65,031 11/29/2012 2000 122. 181 Battaile Drive Winchester VA 1 Mainland Industrial Building 308 100.0% 1,469 14,341 10,737 4/20/2006 1987 123. 351, 401, 501 Elliott Ave West Seattle WA 3 Mainland Office Building 300 100.0% 13,283 129,848 124,132 1/29/2015 2000 364 45,186 95.9% $ 462,463 $ 4,191,252 $ 3,915,818 2004